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                      AMENDMENT dated as of December 8, 1998 (this "Amendment")
                      to the Credit Agreement dated as of December 2, 1998, as amended (the "Credit Agreement") by and among FAMILY GOLF CENTERS, INC., a New York corporation (the "Company"),
                      THE CHASE MANHATTAN BANK, a New York banking corporation ("Chase"), as Agent and as a Lender, and the Lenders
                      Party Thereto.

WHEREAS, the Company has requested and the Agent and the Lenders have agreed, subject to the terms and conditions of this Amendment, to amend certain provisions of the Credit Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

1.    Amendments.
      -----------

      (a) Notwithstanding anything to the contrary in the Credit Agreement, the Company agrees it shall not request any Loan, or the issuance, amendment, renewal or extension of any Letter of Credit during the period December 2, 1998 through December 30, 1998 and neither any Lender nor the Agent shall have any obligation to fund any such request during such period.

      (b) The definition "LIBO Margin" in Section 1.01 is hereby amended (i) to delete the reference to "December 31, 1998" and to insert the date "April 15, 1999" in place thereof, (ii) to delete the reference to "1.00%" in the first sentence following the grid and to substitute the percentage "3.00%" in place thereof, (iii) to delete the reference to "September 30, 1998" and to insert the date "December 31, 1998" in place thereof and (iv) to delete each reference to "January 1, 1999" and to insert the date "April 15, 1999" in place thereof.

      (c) Section 3.01(a) is hereby amended to delete the reference to ".25% per annum" and to insert in place thereof the following:

           (i) , during the period commencing the Closing Date and ending April 15, 1999, 1.25% per annum and (ii), at all times thereafter, .25% per annum.

      (d) Section 3.01(c) is hereby amended to delete the reference to ".75% per annum" and to insert in place thereof the following:

           (i) , during the period commencing the Closing Date and ending April 15, 1999, 1.25% per annum and (ii) at all times thereafter .75% per annum.
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2.    Miscellaneous.
      --------------

Capitalized terms used herein and not otherwise defined herein shall have the same meanings as defined in the Credit Agreement.

Except as expressly amended hereby, the Credit Agreement shall remain in full force and effect in accordance with the original terms thereof.

The amendments herein contained are limited specifically to the matters set forth above and do not constitute directly or by implication an amendment or waiver of any other provision of Credit Agreement or any default which may occur or may have occurred under the Credit Agreement.

The Company hereby represents and warrants that (a) after giving effect to this Amendment, the representations and warranties by the Company and each of its Subsidiaries pursuant to the Credit Agreement and the Loan Documents to which each is a party are true and correct in all material respects as of the date hereof with the same effect as those such representations and warranties have been made on and as of such date, unless such representation is as of a specific date, in which case, as of such date, (b) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

Please be advised that should there be a need for further amendments or waivers with respect to these covenants or any other covenants, those requests shall be evaluated by the Lenders when formally requested, in writing, by the Company, and the Lenders may deny any such requests for any reason in their sole discretion.

This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one Amendment. This Amendment shall become effective when duly executed counterparts hereof which, when taken together, bear the signatures of each of the parties hereto shall have been delivered to the Agent.

This Amendment shall constitute a Loan Document.


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IN WITNESS WHEREOF, the Company and the Agent, as authorized on behalf of the
Required Lenders, have caused this Amendment to be duly executed by their duly authorized officers, all as of the day and year first above written.


                                        FAMILY GOLF CENTERS, INC.


                                        By: /s/ Robert J. Krause
                                           ------------------------------------
                                           Name:  Robert J. Krause
                                           Title: Senior Vice President


                                        THE CHASE MANHATTAN BANK,
                                        as Agent


                                        By: /s/ Robert F. Eisen, Jr.
                                           ------------------------------------
                                           Name:  Robert F. Eisen, Jr.
                                           Title: Vice President